Intangible Assets - Estimated Amortization Expenses of Intangible Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Finite Lived Intangible Assets Future Amortization Expense [Abstract]
2017	$ 1,019
2018	908
2019	897
2020	797
2021	353
Thereafter	3,594
Total finite–lived assets	$ 7,568	$ 8,661